JOINT FILER INFORMATION

Name:  MGG Midstream Holdings GP, LLC

Address: One Williams Center

  Tulsa, OK 74172

Designated Filer:  MGG Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Holdings, L.P. (MGG)

Date of Event Requiring Statement: 02/15/2006

Name:  Riverstone Holdings LLC

Address: 1 Greenwich Office Park

  Greenwich, CT 06831

Designated Filer:  MGG Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Holdings, L.P. (MGG)

Date of Event Requiring Statement: 02/15/2006

Name:  Carlyle/Riverstone MLP Holdings, L.P.

Name:  Carlyle/Riverstone Energy Partners II, L.P.

Name:  C/R Energy GP II, LLC

Address: c/o The Carlyle Group

  1001 Pennsylvania Avenue, N.W., Ste. 220 S.

  Washington, D.C. 20004-2505

Designated Filer:  MGG Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Holdings, L.P. (MGG)

Date of Event Requiring Statement: 02/15/2006

Name:  Madison Dearborn Capital Partners IV, L.P.

Name:  Madison Dearborn Partners IV, L.P.

Name:  Madison Dearborn Partners, L.L.C.

Address: Three First National Plaza, Ste. 3800

  Chicago, IL 60602

Designated Filer:  MGG Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Holdings, L.P. (MGG)

Date of Event Requiring Statement: 02/15/2006

SIGNATURES OF REPORTING PERSONS EACH DATED 02/15/2006

MGG Midstream Holdings GP, LLC

By:  /s/ John D. Chandler

Name: John D. Chandler

Title: VP, CFO & Treasurer

Carlyle/Riverstone MLP Partners, L.P.

By: Carlyle/Riverstone Energy Partners II, L.P.,

 Its General Partner

By: C/R Energy GP II, LLC,

 Its General Partner

By:  /s/ N. John Lancaster, Jr.

Name: N. John Lancaster, Jr.

Title: Managing Director

Carlyle/Riverstone Energy Partners II, L.P.

By: C/R Energy GP II, LLC,

 Its General Partner

By:  /s/ N. John Lancaster, Jr.

Name: N. John Lancaster, Jr.

Title: Managing Director

C/R Energy GP II, LLC

By:  /s/ N. John Lancaster, Jr.

Name: N. John Lancaster, Jr.

Title: Managing Director

Riverstone Holdings, LLC

By:  /s/ N. John Lancaster, Jr.

Name: N. John Lancaster, Jr.

Title: Managing Director

Madison Dearborn Capital Partners IV, L.P.

By: Madison Dearborn Partners IV, L.P.,

 Its General Partner

By: Madison Dearborn Partners, L.L.C.,

 Its General Partner

By:  /s/ Thomas S. Souleles

Name: Thomas S. Souleles

Title: Managing Director

Madison Dearborn Partners IV, L.P.

By: Madison Dearborn Partners, L.L.C.,

 Its General Partner

By:  /s/ Thomas S. Souleles

Name: Thomas S. Souleles

Title: Managing Director

Madison Dearborn Partners, L.L.C.

By:  /s/ Thomas S. Souleles

Name: Thomas S. Souleles

Title: Managing Director